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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): October 30, 2006


                         GS Mortgage Securities Corp.
 (as depositor for the New Century Alternative Mortgage Loan Trust 2006-ALT2
                             formed pursuant to a
    Trust Agreement, relating to the New Century Alternative Mortgage Loan
         Trust 2006-ALT2, Asset-Backed Certificates, Series 2006-ALT2)
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                    333-132809                    13-3387389
------------------------------ ----------------------------- ------------------
(State or Other Jurisdiction     (Commission File Number)         (IRS Employer
     of Incorporation)                                      Identification No.)

     85 Broad Street, New York, New York                            10004
------------------------------------------------------------ ------------------
    (Address of Principal Executive Offices)                     (Zip Code)


                                (212) 902-1000
             -----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)


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[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Section 8   Other Events.

Item 8.01.  Other Events.

         On October 30, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of October 1, 2006 (the "Trust Agreement"), among the Company, as depositor, U.S. Bank National Association ("U.S. Bank"), as trustee (in such capacity, the "Trustee") and Deutsche Bank National Trust Company ("Deutsche Bank") as custodian of New Century Alternative Mortgage Loan Trust 2006-ALT2, Asset-Backed Certificates, Series 2006-ALT2 (the "Certificates"), issued in seventeen classes. The Class AV-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6A, Class AF-6B, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of October 1, 2006 of $463,291,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of October 26, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

         On October 30, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 1 Assignment Agreement") dated as of October 30, 2006, among Wells Fargo Bank, National Association ("Wells Fargo"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The Wells Fargo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.2.

         On October 30, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 2 Assignment Agreement") dated as of October 30, 2006, among the Company, Wells Fargo and the Trustee. The Wells Fargo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.3.

         On October 30, 2006, the Company entered into an Assignment Agreement (the "New Century Step 1 Assignment Agreement") dated as of October 30, 2006, among New Century Mortgage Corporation ("New Century"), the Company and GSMC. The New Century Step 1 Assignment Agreement is annexed hereto as Exhibit 99.4.

         On October 30, 2006, the Company, entered into an Assignment Agreement (the "New Century Step 2 Assignment Agreement") dated as of October 30, 2006, among the Company, New Century and the Trustee. The New Century Step 2 Assignment Agreement is annexed hereto as Exhibit 99.5.





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         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c) Exhibits:

Exhibit 99.1 Trust Agreement, dated as of October 1, 2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank as Trustee and Deutsche Bank as custodian.

Exhibit 99.2 Wells Fargo Step 1 Assignment Agreement, dated as of October 30, 2006, among Wells Fargo, GSMC and the Company.

Exhibit 99.3 Wells Fargo Step 2 Assignment Agreement, dated as of October 30, 2006, among the Company, Wells Fargo and the Trustee.

Exhibit 99.4 New Century Step 1 Assignment Agreement, dated as of October 30, 2006, among New Century, GSMC and the Company.

Exhibit 99.5 New Century Step 2 Assignment Agreement, dated as of October 30, 2006, among the Company, New Century and the Trustee.





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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   November 14, 2006


                                        GS MORTGAGE SECURITIES CORP.



                                        By:  /s/ Michelle Gill
                                             -----------------------
                                             Name:  Michelle Gill
                                             Title: Vice President



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
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                                 Exhibit Index
                                 -------------

Exhibit Index
-------------

Item 601(a) of                       Description                     Paper (P) or Electronic (E)
--------------                       -----------                     ---------------------------
Regulation S-K
--------------
      99.1           Trust Agreement, dated as of October 1, 2006,              E
                     among GS Mortgage Securities Corp., as depositor,
                     U.S. Bank as trustee and Deutsche Bank as
                     custodian.

      99.2           Wells Fargo Step 1 Assignment Agreement, dated             E
                     as of October 30, 2006, among Wells Fargo, GSMC
                     and the Company.

      99.3           Wells Fargo Step 2 Assignment Agreement, dated as of       E
                     October 30, 2006, among the Company, Wells Fargo
                     and the Trustee.

      99.4           New Century Step 1 Assignment Agreement, dated as of       E
                     October 30, 2006, among New Century, GSMC and the
                     Company.

      99.5           New Century Step 2 Assignment Agreement, dated as of       E
                     October 30, 2006, among the Company, New Century
                     and the Trustee.

